BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Treasury

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 22, 2023 to the Summary Prospectuses, Prospectuses and Statements of Additional Information of each Fund, each dated April 29, 2022, as supplemented to date

Effective immediately, any references to a Fund’s P.O. Box are deleted and replaced with:

State Street Bank and Trust Company

Attn: Quincy Nunnally-Transfer Agency

P.O. Box 5493

Boston, Massachusetts 02206

Effective immediately, any references to a Fund’s overnight mailing address are deleted and replaced with:

State Street Bank and Trust Company

Attn: Quincy Nunnally-Transfer Agency

1776 Heritage Drive

JAB/3

North Quincy, Massachusetts 02171

Shareholders should retain this Supplement for future reference.

PR2SAI-BCF-0323SUP